Convertible note proceeds receivable	12 Months Ended
Dec. 31, 2025
Convertible Note Proceeds Receivable
Convertible note proceeds receivable

Note 7. Convertible note proceeds receivable

During December 2025, the Company received the majority of the committed proceeds under the AU Convertible Notes agreement. As of December 31, 2025, approximately $15,171 thousand of proceeds remained contractually receivable from investors and is presented as Convertible Notes Proceeds Receivable within current assets in the consolidated balance sheets.

The outstanding receivable was collected in January 2026 in accordance with the contractual funding terms. Management evaluated collectability at December 31, 2025 and concluded that no allowance was required, as the amount was contractually committed and subsequently received after year end.